UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)               JANUARY 24, 1997
                                                               ----------------

                             THE BARBERS HAIRSTYLING
                              FOR MEN & WOMEN, INC.
             (Exact name of registrant as specified in its charter)



                 (State or other jurisdiction of incorporation)


         0-24466                                         41-0945858
(Commission File Number)                    (IRS Employer Identification Number)


300 INDUSTRIAL BOULEVARD N.E., MINNEAPOLIS, MINNESOTA                   55413
(Address of principal executive office)                               (Zip Code)


Registrant's telephone number, including area code               (612) 331-8500
                                                                 --------------




ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On January 24, 1997, The Barbers Hairstyling for Men & Women, Inc. (the "Company"), through its wholly-owned subsidiary, WCH, Inc., completed its acquisition of the assets of We Care Hair Development Inc. ("WCHDI") and the issued and outstanding capital stock of We Care Realty Inc. ("WCRI"). Pursuant to these acquisitions, the Company will own the "We Care Hair"(R) franchise system which includes a chain of franchisees operating approximately 140 value-priced hair care salons located throughout the United States and Mexico.

The assets of WCHDI and stock of WCRI were acquired for aggregate consideration of $2 million in cash plus 40% of fees received from existing franchisees during the next six years. The Asset Purchase Agreement dated December 24, 1996 with WCHDI and the Stock Purchase Agreement dated January 24, 1997, with WCRI are filed as Exhibits 2.1 and 2.3 of this Form 8-K. The purchase price and other terms of the agreements were determined by negotiation between the parties.

The Company obtained the cash consideration from a loan from Norwest Bank N.A., which was collateralized by a first lien security interest in the Company's accounts receivable, inventories, equipment and general intangibles.

Prior to this acquisition, there existed no relationship between WCHDI or WCRI, and the Company or any of its affiliates, any director or officer of the Company or any associate of any such officer or director.


ITEM 7.  FINANCIAL REPORTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired

                  Audited financial statements of WCHDI and WCRI are currently not available. The financial statements will be filed as soon as practicable, but not later than April 9, 1997.

         (b)      Pro Forma Financial Information

                  The required pro forma financial information relative to the acquisition is currently not available. The pro forma financial information will be filed as soon as practicable, but not later than April 9, 1997.

         (c)      Exhibits:

                  2.1 Asset Purchase Agreement dated December 24, 1996 between WCH, Inc., The Barbers, Hairstyling for Men & Women, Inc. and We Care Hair Development Inc.

                  2.2 First Amendment to Asset Purchase Agreement dated January 24, 1997 between WCH, Inc., The Barbers, Hairstyling for Men & Women, Inc. and We Care Hair Development Inc.

                  2.3 Stock Purchase Agreement dated January 24, 1997 between WCH, Inc., John F. Amico, Sr., Peter Buck, Frederick A. DeLuca and We Care Hair Realty, Inc.

                  2.4 Agreement as to Post Closing Items dated January 24, 1997 between WCH, Inc., The Barbers, Hairstyling for Men & Women, Inc., We Care Hair Development Inc., We Care Hair Realty Inc. and John F. Amico, Sr.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

                                        THE BARBERS HAIRSTYLING FOR
                                        MEN & WOMEN, INC.



Dated:  February 6, 1997               By: /s/ J. Brent Hanson
                                           ------------------------------------
                                           J. Brent Hanson
                                           Its Chief Financial Officer